Exhibit 21

Subsidiaries of Transocean Ltd.

Name	Jurisdiction	Percent Owned*
15375 Memorial Corporation	Delaware	100.00%
Agua Profundas Limitada	Angola	60.00%
Angola Deepwater Drilling Company (Operations) Ltd.	Cayman Islands	65.00%
Angola Deepwater Drilling Company (Rig) Ltd.	Cayman Islands	65.00%
Angola Deepwater Drilling Company Ltd.	Cayman Islands	65.00%
Applied Drilling Technology Inc.	Texas	100.00%
Arcade Drilling AS	Norway	100.00%
Ashgrove Carriers Ltd.	Liberia	100.00%
Blegra Asset Holdings Limited	Cyprus	100.00%
Blegra Asset Management Limited	Cyprus	100.00%
Blegra Financing Limited	Cyprus	100.00%
Blegra Holdings Limited	Cyprus	100.00%
Campeche Drilling Services Inc.	Delaware	100.00%
Caspian Sea Ventures International Ltd.	British Virgin Islands	100.00%
Challenger Minerals (Accra) Inc.	Cayman Islands	100.00%
Challenger Minerals (Celtic Sea) Limited	British Virgin Islands	100.00%
Challenger Minerals (Nigeria) Limited	NIgeria	100.00%
Challenger Minerals (North Sea) Limited	Scotland	100.00%
Challenger Minerals Inc.	California	100.00%
Cliffs Drilling do Brasil Servicos de Petroleo S/C Ltda.	Brazil	100.00%
Covent Garden - Servi&#65533;os e Marketing Sociedade Unipessoal Lda	Portugal	100.00%
Deepwater Drilling II L.L.C.	Delaware	100.00%
Deepwater Drilling L.L.C.	Delaware	100.00%
Deepwater Pacific 1 Inc.	British Virgin Islands	50.00%
Deepwater Pacific 2 Inc.	British Virgin Islands	50.00%
Eaton Industries of Houston, Inc.	Texas	100.00%
Elder Trading Co.	Liberia	100.00%
Entities Holdings, Inc.	Delaware	100.00%
Falcon Atlantic Ltd.	Cayman Islands	100.00%
Global Marine Inc.	Delaware	100.00%
Global Offshore Drilling Limited	Nigeria	70.00%
GlobalSantaFe (Africa) Inc.	Cayman Islands	100.00%
GlobalSantaFe (Labuan) Inc.	Malaysia	100.00%
GlobalSantaFe (Norge) AS	Norway	100.00%
GlobalSantaFe AG	Switzerland	97.00%
GlobalSantaFe Arctic Ltd.	Canada	100.00%
GlobalSantaFe B.V.	Netherlands	100.00%

Subsidiaries of Transocean Ltd.

GlobalSantaFe Beaufort Sea Inc.	Delaware	100.00%
GlobalSantaFe C.R. Luigs Limited	England	100.00%
GlobalSantaFe Campeche Holdings LLC	Delaware	100.00%
GlobalSantaFe Caribbean Inc.	California	100.00%
GlobalSantaFe Communications, Inc.	Delaware	100.00%
GlobalSantaFe Corporate Services Inc.	Delaware	100.00%
GlobalSantaFe de Venezuela Inc.	Delaware	100.00%
GlobalSantaFe Deepwater Drilling LLC	Delaware	100.00%
GlobalSantaFe Denmark Holdings ApS	Denmark	100.00%
GlobalSantaFe Development Inc.	California	100.00%
GlobalSantaFe do Brasil Ltda.	Brazil	100.00%
GlobalSantaFe Drilling (N.A.) N.V.	Netherlands Antilles	100.00%
GlobalSantaFe Drilling (South Atlantic) Inc.	British Virgin Islands	100.00%
GlobalSantaFe Drilling Company	Delaware	100.00%
GlobalSantaFe Drilling Company (Canada) Limited	Nova Scotia	100.00%
GlobalSantaFe Drilling Company (North Sea) Limited	England	100.00%
GlobalSantaFe Drilling Company (Overseas) Limited	England	100.00%
GlobalSantaFe Drilling Mexico, S. de R.L. de C.V.	Mexico	100.00%
GlobalSantaFe Drilling Operations Inc.	Cayman Islands	100.00%
GlobalSantaFe Drilling Services (North Sea) Limited	England	100.00%
GlobalSantaFe Drilling Trinidad LLC	Delaware	100.00%
GlobalSantaFe Drilling Venezuela, C.A.	Venezuela	100.00%
GlobalSantaFe Financial Services (Luxembourg) S.a.r.l.	Luxembourg	100.00%
GlobalSantaFe GOM Services Inc.	British Virgin Islands	100.00%
GlobalSantaFe Group Financing Limited Liability Company	Hungary	100.00%
GlobalSantaFe Holding Company (North Sea) Limited	England	100.00%
GlobalSantaFe Hungary Services Limited Liability Company	Hungary	100.00%
GlobalSantaFe International (Canada) Drilling Company	Nova Scotia	100.00%
GlobalSantaFe International Drilling Corporation	Bahamas	100.00%
GlobalSantaFe International Drilling Inc.	British Virgin Islands	100.00%
GlobalSantaFe International Services Inc.	Panama	100.00%
GlobalSantaFe Leasing Corporation	Bahamas	100.00%
GlobalSantaFe Leasing Limited	British Virgin Islands	100.00%
GlobalSantaFe Mexico Holdings LLC	Delaware	100.00%
GlobalSantaFe Nederland B.V.	Netherlands	100.00%
GlobalSantaFe Offshore Services Inc.	Cayman Islands	100.00%
GlobalSantaFe Operations (Australia) Pty Ltd	Australia	100.00%

Subsidiaries of Transocean Ltd.

GlobalSantaFe Operations (BVI) Inc.	British Virgin Islands	100.00%
GlobalSantaFe Operations (Mexico) LLC	Delaware	100.00%
GlobalSantaFe Operations Inc.	Cayman Islands	100.00%
GlobalSantaFe Overseas Limited	Bahamas	100.00%
GlobalSantaFe Saudi Arabia Ltd.	British Virgin Islands	100.00%
GlobalSantaFe Services (BVI) Inc.	British Virgin Islands	100.00%
GlobalSantaFe Services (Egypt) LLC	Egypt	100.00%
GlobalSantaFe Services Netherlands B.V.	Netherlands	100.00%
GlobalSantaFe Servicios de Venezuela, C.A.	Venezuela	100.00%
GlobalSantaFe South America LLC	Delaware	100.00%
GlobalSantaFe Southeast Asia Drilling Pte. Ltd.	Singapore	100.00%
GlobalSantaFe Tampico, S. de R.L. de C.V.	Mexico	100.00%
GlobalSantaFe Technical Services Egypt LLC	Egypt	100.00%
GlobalSantaFe Techserv (North Sea) Limited	England	100.00%
GlobalSantaFe U.S. Drilling Inc.	Delaware	100.00%
GlobalSantaFe U.S. Holdings Inc.	Delaware	100.00%
GlobalSantaFe West Africa Drilling Limited	Bahamas	100.00%
GSF Caymans Holdings Inc.	Cayman Islands	100.00%
Hellerup Finance International Ltd.	Ireland	100.00%
Intermarine Services (International) Limited	Bahamas	100.00%
Intermarine Services Inc.	Texas	100.00%
Intermarine Servi&#65533;os Petroliferos Ltda.	Brazil	100.00%
International Chandlers, Inc.	Texas	100.00%
Key Perfuracoes Maritimas Limitada	Brazil	100.00%
MSF Offshore Services India Private Limited	India	100.00%
Oilfield Services, Inc.	Cayman Islands	100.00%
Overseas Drilling Limited	Cayman Islands	50.00%
P.T. Hitek Nusantara Offshore Drilling	Indonesia	80.00%
P.T. Santa Fe Supraco Indonesia	Indonesia	95.00%
Platform Capital N.V.	Netherlands Antilles	100.00%
Platform Financial N.V.	Netherlands Antilles	100.00%
PT Transocean Indonesia	Indonesia	100.00%
R&B Falcon (A) Pty Ltd	Australia	100.00%
R&B Falcon (Caledonia) Ltd.	England	100.00%
R&B Falcon (Ireland) Limited	Ireland	100.00%
R&B Falcon (U.K.) Ltd.	England and Wales	100.00%
R&B Falcon B.V.	Netherlands	100.00%
R&B Falcon Deepwater (UK) Limited	England	100.00%

Subsidiaries of Transocean Ltd.

R&B Falcon Drilling (International & Deepwater) Inc. LLC	Delaware	100.00%
R&B Falcon Drilling Co. LLC	Oklahoma	100.00%
R&B Falcon Drilling Limited, LLC	Oklahoma	100.00%
R&B Falcon Exploration Co. LLC	Oklahoma	100.00%
R&B Falcon International Energy Services B.V.	Netherlands	100.00%
R&B Falcon Offshore Limited, LLC	Oklahoma	100.00%
R&B Falcon, Inc. LLC	Oklahoma	100.00%
RB Mediterranean Ltd.	Cayman Islands	100.00%
RBF (Nigeria) Limited	Nigeria	100.00%
RBF Drilling Co. LLC	Oklahoma	100.00%
RBF Drilling Services, Inc. LLC	Oklahoma	100.00%
RBF Exploration LLC	Delaware	100.00%
RBF Finance Co.	Delaware	100.00%
RBF Rig Corporation, LLC	Oklahoma	100.00%
Reading & Bates Coal Co., LLC	Nevada	100.00%
Reading & Bates-Demaga Perfuracoes Ltda.	Brazil	100.00%
Resource Rig Supply Inc.	Delaware	100.00%
Ranger Insurance Limited	Cayman Islands	100.00%
Santa Fe Braun Inc.	Delaware	100.00%
Santa Fe Construction Company	Delaware	100.00%
Santa Fe Drilling (Nigeria) Limited	Nigeria	60.00%
Santa Fe Drilling Company (U.K.) Limited	England	100.00%
Santa Fe Drilling Company of Venezuela, C.A.	California	100.00%
Santa Fe Servicos de Perfuracao Limitada	Brazil	100.00%
Saudi Drilling Company Limited	Saudi Arabia	100.00%
SDS Offshore Ltd.	England and Wales	100.00%
Sedco Forex Corporation	Delaware	100.00%
Sedco Forex Holdings Limited	British Virgin Islands	100.00%
Sedco Forex International Drilling, Inc.	Panama	100.00%
Sedco Forex International Services, S.A.	Panama	100.00%
Sedco Forex International, Inc.	Panama	100.00%
Sedco Forex of Nigeria Limited	Nigeria	60.00%
Sedco Forex Technology, Inc.	Panama	100.00%
Sedneth Panama S.A.	Panama	100.00%
Sefora Maritime Ltd.	British Virgin Islands	100.00%
Services Petroliers Transocean	France	100.00%
Shore Services, LLC	Texas	100.00%
Sonat Brasocean Servicos de Perfuracoes Ltda.	Brazil	100.00%
Sonat Offshore do Brasil Perfuracoes Maritimos Ltda.	Brazil	100.00%

Subsidiaries of Transocean Ltd.

Sonat Offshore S.A.	Panama	100.00%
T.I. Internationa Mexico S. de R.L. de C.V.	Mexico	100.00%
TODDI Holdings LLC	Delaware	100.00%
TOIVL Holdings Limited	Cayman Islands	100.00%
Transocean (Mediterranean & Red Sea) Drilling Limited	Cayman Islands	100.00%
Transocean Africa Drilling Limited	Cayman Islands	100.00%
Transocean Alaskan Ventures Inc.	Delaware	100.00%
Transocean Arctic Limited	Cayman Islands	100.00%
Transocean Asie Services Sdn Bhd.	Malaysia	100.00%
Transocean Benefit Services SRL	Barbados	100.00%
Transocean Brasil Ltda.	Brazil	100.00%
Transocean Canada Co.	Nova Scotia	100.00%
Transocean Construction Management Ltd.	Cayman Islands	100.00%
Transocean Cunningham LLC	Delaware	100.00%
Transocean Deepwater Frontier Limited	Cayman Islands	100.00%
Transocean Deepwater Holdings Limited	Cayman Islands	100.00%
Transocean Deepwater Inc.	Delaware	100.00%
Transocean Deepwater Nautilus Limited	Cayman Islands	100.00%
Transocean Deepwater Pathfinder Limited	Cayman Islands	100.00%
Transocean Discoverer 534 LLC	Delaware	100.00%
Transocean Drilling (U.S.A.) Inc.	Texas	100.00%
Transocean Drilling Ltd.	Scotland	100.00%
Transocean Drilling Sdn. Bhd.	Malaysia	100.00%
Transocean Drilling Services Inc.	Delaware	100.00%
Transocean Drilling Services (India) Private Limited	India	100.00%
Transocean Drilling U.K. Limited	Scotland	100.00%
Transocean Eastern Pte Ltd	Singapore	100.00%
Transocean Enterprise Inc.	Delaware	100.00%
Transocean Europe Holdings Limited	Cayman Islands	100.00%
Transocean Europe Ventures Holdings Limited	Cayman Islands	100.00%
Transocean Finance Limited	Cayman Islands	100.00%
Transocean Holdings LLC	Delaware	100.00%
Transocean I AS	Norway	100.00%
Transocean Inc.	Cayman Islands	100.00%
Transocean India Limited	Cayman Islands	100.00%
Transocean International Drilling Limited	Cayman Islands	100.00%
Transocean International Drilling Inc.	Delaware	100.00%
Transocean International Holdings Limited	Cayman Islands	100.00%
Transocean International Resources Limited	British Virgin Islands	100.00%
Transocean Investimentos Ltda.	Brazil	100.00%

Subsidiaries of Transocean Ltd.

Transocean Investments S.a.r.l.	Luxembourg	100.00%
Transocean Jupiter LLC	Delaware	100.00%
Transocean LR34 LLC	Delaware	100.00%
Transocean Management Inc.	Delaware	100.00%
Transocean Management Ltd.	Geneva, Switzerland	100.00%
Transocean Marine Limited	Cayman Islands	100.00%
Transocean Mediterranean LLC	Delaware	100.00%
Transocean Nautilus Limited	Cayman Islands	100.00%
Transocean North Sea Limited	Bahamas	100.00%
Transocean Offshore (Cayman) Inc.	Cayman Islands	100.00%
Transocean Offshore (North Sea) Limited	Cayman Islands	100.00%
Transocean Offshore (U.K.) Inc.	Delaware	100.00%
Transocean Offshore Canada Services Ltd.	Alberta	100.00%
Transocean Offshore Caribbean Sea, L.L.C.	Delaware	100.00%
Transocean Offshore D.V. Inc	Delaware	100.00%
Transocean Offshore Deepwater Drilling Inc.	Delaware	100.00%
Transocean Offshore Deepwater Holdings Limited	Cayman Islands	100.00%
Transocean Offshore Drilling Limited	England and Wales	100.00%
Transocean Offshore Drilling Services, LLC	Delaware	100.00%
Transocean Offshore Europe Limited	Cayman Islands	100.00%
Transocean Offshore Holdings Limited	Cayman Islands	100.00%
Transocean Offshore International Limited	Cayman Islands	100.00%
Transocean Offshore International Ventures Limited	Cayman Islands	100.00%
Transocean Offshore Limited	Cayman Islands	100.00%
Transocean Offshore Norway Inc.	Delaware	100.00%
Transocean Offshore Services Ltd.	Cayman Islands	100.00%
Transocean Offshore USA Inc.	Delaware	100.00%
Transocean Offshore Ventures Inc.	Delaware	100.00%
Transocean Onshore Support Services Limited	Scotland	100.00%
Transocean Pacific Drilling Holdings Limited	Cayman Islands	100.00%
Transocean Pacific Drilling Inc.	British Virgin Islands	50.00%
Transocean Payroll Services SRL	Barbados	100.00%
Transocean Perfuracoes Ltda.	Brazil	100.00%
Transocean Richardson LLC	Delaware	100.00%
Transocean Sedco Forex Ventures Limited	Cayman Islands	100.00%
Transocean Services AS	Norway	100.00%
Transocean Services UK Limited	England and Wales	100.00%
Transocean Seven Seas LLC	Delaware	100.00%

Subsidiaries of Transocean Ltd.

Transocean Support Services Limited	Cayman Islands	100.00%
Transocean Support Services Nigeria Limited	Nigeria	100.00%
Transocean Support Services Pvt. Limited	India	100.00%
Transocean Technical Services Inc.	Panama	100.00%
Transocean Treasury Services SRL	Barbados	100.00%
Transocean UK Limited	England and Wales	100.00%
Transocean Worldwide Inc.	Cayman Islands	100.00%
Triton Asset Limited	Cayman Islands	100.00%
Triton Asset Management Limited	Cayman Islands	100.00%
Triton Drilling Limited	Cayman Islands	100.00%
Triton Drilling Mexico LLC	Delaware	100.00%
Triton Financing Kft.	Hungary	100.00%
Triton Holdings Limited	British Virgin Islands	100.00%
Triton Hungary Asset Management LLC	Hungary	100.00%
Triton Hungary Investments 1 Kft.	Hungary	100.00%
Triton Hungary Investments 2 Kft.	Hungary	100.00%
Triton Industries, Inc.	Panama	100.00%
Triton Management Services LLC	Hungary	100.00%
Triton Nautilus Asset Management LLC	Hungary	100.00%
Triton Offshore Leasing Services Limited	Labuan, Malaysia	100.00%
Triton Pacific Limited	England and Wales	100.00%
Turnkey Ventures de Mexico Inc.	Delaware	100.00%
Wilrig Drilling (Canada) Inc.	Canada	100.00%
Wilrig Offshore (UK) Ltd.	England and Wales	100.00%